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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 1, 2006

                          Allstate Life Global Funding
                    (as depositor of the Allstate Life Global
                  Funding Trusts described in the Registration
                   Statement on Form S-3 (SEC Registration No.
                                   333-129157)
                                 (the "Trusts"))
             (Exact name of registrant as specified in its charter)

                         Allstate Life Insurance Company
               (Exact name of sponsor as specified in its charter)

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

               Delaware                                001-32192                           Not applicable
    (State or other jurisdiction of            (Commission File Number)                     (IRS Employer
            incorporation)                                                              Identification No.)
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                            c/o AMACAR Pacific Corp.
                             6525 Morrison Boulevard
                                    Suite 318
                               Charlotte, NC 28211
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (704) 365-0569


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Item 6.02.  Change of Servicer or Trustee.

On October 1, 2006, JPMorgan Chase Bank, N.A. ("J.P. Morgan") closed the sale of select portions of its corporate trust business, including municipal and corporate and structured finance trusteeships, to The Bank of New York. J.P. Morgan and The Bank of New York have advised the Registrant that this transfer will be fully effective upon the satisfaction of certain notice and other requirements under various agreements pursuant to which J.P. Morgan is performing trust services. Upon the effectiveness of this transfer, The Bank of New York Trust Company, N.A. ("The Bank of New York Trust Company"), a national banking association organized under the laws of the United States, will become the successor indenture trustee, funding note indenture trustee and servicer with respect to all outstanding series of notes and funding notes issued under the program described in the Registration Statement on Form S-3 (File No. 333-129157),as amended, of Allstate Life Global Funding and Allstate Life Insurance Company, filed with the Securities and Exchange Commission on October 20, 2005 and amended on November 29, 2005, February 27, 2006 and March 13, 2006 (the "Registration Statement"). The Bank of New York Trust Company will be serving as the indenture trustee, funding note indenture trustee and servicer with respect to all series of notes and funding notes issued after October 1, 2006 under the program described in the Registration Statement.

The Bank of New York Trust Company has acted as indenture trustee and in other capacities in connection with various types of securitization transactions, including mortgage-backed securities, collateralized debt obligations, asset-backed securities and funding agreement-backed notes programs since 2004. The Bank of New York Trust Company and its affiliates have served as indenture trustee on both registered and unregistered transactions involving the securitization of funding agreements since 2004. The aggregate amount of outstanding registered funding agreements managed by The Bank of New York Trust Company in connection with funding agreement backed note programs is approximately $6,604,000,000 as of October 3, 2006.

The Form of Indenture to be entered into between each issuing Trust and The Bank of New York Trust Company and the Form of Funding Note Indenture to be entered into between Allstate Life Global Funding and The Bank of New York Trust Company are included in Part G and Part H, respectively, to the Amended Form of Series Instrument filed as Exhibit 4.8 hereto and incorporated by reference herein. The Standard Indenture Terms and Standard Funding Note Indenture Terms are filed as Exhibits 4.1 and 4.2 hereto, respectively, and are incorporated by reference herein.

Except as described herein or in the exhibits attached hereto, the terms of the servicing agreements, servicing practices and other information required by Item
6.02 of Form 8-K have not changed from those set forth in the Registration Statement.

Item 9.01.  Financial Statements and Exhibits.

         The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement.

(c)      Exhibits

Exhibit 4.1           Amended Standard Trust Agreement Terms.

Exhibit 4.2           Amended Standard Indenture Terms.

Exhibit 4.3           Amended Standard Funding Note Indenture Terms.

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Exhibit 4.4           Amended Form of Global Security for Secured Medium Term Notes Program.

Exhibit 4.5           Amended Form of Global Security for Allstate Life(R) CoreNotes(R) Program

Exhibit 4.6           Amended Form of Definitive Security for Secured Medium Term Notes Program.

Exhibit 4.7           Amended Form of Definitive Security for Allstate Life(R) CoreNotes(R) Program.

Exhibit 4.8           Amended Form of Series Instrument.

Exhibit 4.9           Amended Form of Closing Instrument.

Exhibit 10.1          Amended Form of Funding Note related to Secured Medium Term Notes issued under the Allstate Life(R)
                      CoreNotes(R) Program.

Exhibit 10.2          Amended Form of Funding Note related to Secured Medium Term Notes issued under the Secured Medium Term Notes
                      Program.

Exhibit 10.3          Amended Standard Administrative Services Agreement Terms.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Allstate Life Global Funding,
                                       as depositor of the Trusts
                                       (Registrant)

                                       By:      AMACAR Pacific Corp.,
                                                not in its individual capacity,
                                                but solely as administrator*

                                       By:  /s/ Evelyn Echevarria
                                            -------------------------------
                                       Name:    Evelyn Echevarria
                                       Title:   Vice President



Date:  October 5, 2006

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* Allstate Life Global Funding and the Trusts are statutory trusts organized under the laws of the State of Delaware and have no officers. AMACAR Pacific Corp., as administrator, is the sole provider of administrative services to Allstate Life Global Funding and the Trusts.

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                                  EXHIBIT INDEX


Exhibit
Number                                                        Description
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

Exhibit 4.1           Amended Standard Trust Agreement Terms.

Exhibit 4.2           Amended Standard Indenture Terms.

Exhibit 4.3           Amended Standard Funding Note Indenture Terms.

Exhibit 4.4           Amended Form of Global Security for Secured Medium Term Notes Program.

Exhibit 4.5           Amended Form of Global Security for Allstate Life(R) CoreNotes(R) Program

Exhibit 4.6           Amended Form of Definitive Security for Secured Medium Term Notes Program.

Exhibit 4.7           Amended Form of Definitive Security for Allstate Life(R) CoreNotes(R) Program.

Exhibit 4.8           Amended Form of Series Instrument.

Exhibit 4.9           Amended Form of Closing Instrument.

Exhibit 10.1          Amended Form of Funding Note related to Secured Medium Term Notes issued under the Allstate Life(R)
                      CoreNotes(R) Program.

Exhibit 10.2          Amended Form of Funding Note related to Secured Medium Term Notes issued under the Secured Medium Term Notes
                      Program.

Exhibit 10.3          Amended Standard Administrative Services Agreement Terms.

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